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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20479





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported) August 14, 1996




                           Andrews Group Incorporated
             (Exact name of registrant as specified in its charter)



           Delaware                   0-9008                  95-2683875
        (State or other            (Commission)            (IRS Employer
         jurisdiction of            File Number)            Identification No.)
         incorporation)

         3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia     30339
         (Address of principal executive offices)                  (Zip Code)



                                 (770) 955-0045
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


                  As previously reported, NWC Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of New World Communications Group Incorporated ("NWCAC"), New World WVTM Communications of Alabama, Inc., an Alabama corporation and a wholly owned subsidiary of NWCAC ("WVTM Communications"), WVTM Television, Inc., a Nevada corporation and a wholly owned subsidiary of WVTM Communications ("WVTM Television"), and WVTM License, Inc., a Nevada corporation and a wholly owned subsidiary of WVTM Communications (together with WVTM Communications and WVTM Television, the "WVTM Sellers"), and NBC are parties to an Asset Purchase Agreement dated May 22, 1996 (the "WVTM Asset Purchase Agreement").

                  On August 14, 1996, upon the terms set forth in the WVTM Asset Purchase Agreement, Birmingham Broadcasting (WVTM TV), Inc., a wholly owned subsidiary of NBC, completed its purchase from the WVTM Sellers of substantially all of the assets of the WVTM Sellers related to the ownership and operation of Television station WVTM, Channel 13, Birmingham, Alabama for a purchase price of $200 million, subject to adjustment based on Net Working Capital (as defined in the WVTM Asset Purchase Agreement) as of such date.

                  On August 15, 1996, New World Communications Group Incorporated and NBC issued a press release announcing the consummation of the transactions contemplated by the WVTM Asset Purchase Agreement, which is filed herewith as an exhibit and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (b)      Pro Forma Financial Information

                           The information set forth in Exhibit 99.2 filed herewith is incorporated herein by reference.

                  (c)      The following items are filed with this report:

                        EXHIBIT NO. DESCRIPTION

                            99.1 Asset Purchase Agreement dated May 22, 1996 by and among NWC Acquisition Corporation, New World WVTM Communications of Alabama, Inc., WVTM Television, Inc., WVTM License, Inc. and National Broadcasting Company, Inc. (1)

                            99.2    Pro forma financial information.

                            99.3 Press Release dated August 15, 1996 issued by National Broadcasting Company, Inc. and New World Communications Group Incorporated. (2)

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 (1)       Incorporated herein by reference to Exhibit 99.2 filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.

 (2) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated August 14, 1996 of New World Communications Group Incorporated.


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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Andrews Group Incorporated
                                                  (Registrant)



Date:  August 29, 1996                      By:\s\ Joram C. Salig
                                               ------------------
                                               Name:   Joram C. Salig
                                               Title:  Assistant Secretary


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EXHIBIT INDEX


Exhibit           Description

99.1 Asset Purchase Agreement dated May 22, 1996 by and among NWC Acquisition Corporation, New World WVTM Communications of Alabama, Inc., WVTM Television, Inc., WVTM License, Inc. and National Broadcasting Company, Inc. (1)

99.2              Pro forma financial information.

99.3 Press Release dated August 15, 1996 issued by National Broadcasting Company, Inc. and New World Communications Group Incorporated. (2)

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(1)               Incorporated herein by reference to Exhibit 99.2 filed as
                  part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.

(2) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated August 14, 1996 of New World Communications Group Incorporated.



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